EXHIBIT 99.3
                                                                    ------------




BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL
SERVICES LIMITED

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
TABLE OF CONTENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       1

FINANCIAL STATEMENTS:
   Balance Sheet                                                              2
   Combined Statements of Operations and Comprehensive Income (Loss)          3
   Combined Statements of Stockholders' Equity                                4
   Combined Statements of Cash Flows                                          5
   Notes to Combined Financial Statements                                   6-19

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Beijing Sino-US Jinche Yingang Auto
  Technological Services Limited
Beijing, China

We have audited the accompanying balance sheet of Beijing Sino-US Jinche Yingang Auto Technological Services Limited as of December 31, 2005 and the related combined statements of operations and comprehensive income (loss), stockholders' equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with United States generally accepted accounting principles.


/S/ Stonefield Josephson, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

Central, Hong Kong
October 4, 2006

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
BALANCE SHEET
DECEMBER 31, 2005
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                                       $    142,782
      Accounts receivable, including unbilled amount of $148,298
        net of allowance for doubtful accounts of $73,455                1,610,372
      Inventories                                                          276,193
      Prepaid expenses                                                     604,124
      Other current assets                                                  71,031
                                                                      ------------

          Total current assets                                           2,704,502
                                                                      ------------

PROPERTY, EQUIPMENT AND IMPROVEMENTS, net of
  accumulated depreciation and amortization                              1,485,120
                                                                      ------------

DEPOSITS                                                                   920,139
                                                                      ------------

                                                                      $  5,109,761
                                                                      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                                $  1,286,262
      Accrued expenses                                                     963,378
      Due to employees                                                     126,688
      Due to stockholders                                                   94,176
      Income tax payable                                                   408,165
      Other current liabilities                                             54,133
                                                                      ------------

          Total current liabilities                                      2,932,802
                                                                      ------------

STOCKHOLDERS' EQUITY:
      Contributed capital                                                2,114,264
      Accumulated foreign currency translation adjustments                  18,924
      Accumulated deficit                                                   43,771
                                                                      ------------

          Total stockholders' equity                                     2,176,959
                                                                      ------------

                                                                      $  5,109,761
                                                                      ============

   The accompanying notes form an integral part of these financial statements.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
--------------------------------------------------------------------------------

                                                        Year Ended       Year Ended
                                                       December 31,      December 31,
                                                           2005              2004
                                                       ------------      ------------
NET SALES                                              $  9,298,885      $  5,134,322

COST OF SALES                                             7,886,469         4,014,877
                                                       ------------      ------------

GROSS PROFIT                                              1,412,416         1,119,445

OPERATING EXPENSES:
     Selling                                                238,730           169,867
     General and administrative                             994,223           307,519
     Merger cost                                            379,293              --
                                                       ------------      ------------

(LOSS) INCOME FROM OPERATIONS                              (199,830)          642,059

OTHER INCOME (EXPENSES):
     Interest income                                            627               355
     Miscellaneous                                            8,327            (8,333)
                                                       ------------      ------------

(LOSS) INCOME BEFORE INCOME TAXES                          (190,876)          634,081

INCOME TAXES                                                149,109           250,325
                                                       ------------      ------------

NET (LOSS) INCOME                                          (339,985)          383,756

OTHER COMPREHENSIVE INCOME - foreign currency
     translation adjustments                                 18,924              --
                                                       ------------      ------------

COMPREHENSIVE (LOSS) INCOME                            $   (321,061)     $    383,756
                                                       ============      ============

  The accompanying notes form an integral part of these financial statements.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

                                                             Other                          Total
                                           Contributed    Comprehensive    Retained      Stockholders'
                                              Capital        Income        Earnings         Equity
                                           ------------   ------------   ------------    ------------
Balance at December 31, 2003               $    483,092   $       --     $       --      $    483,092

Net income                                         --             --          383,756         383,756
                                           ------------   ------------   ------------    ------------

Balance at December 31, 2004                    483,092           --          383,756         866,848

Capital contributions                         1,631,172           --             --         1,631,172

Foreign currency translation adjustments           --           18,924           --            18,924

Net loss                                           --             --         (339,985)       (339,985)
                                           ------------   ------------   ------------    ------------

Balance at December 31, 2005               $  2,114,264   $     18,924   $     43,771    $  2,176,959
                                           ============   ============   ============    ============

   The accompanying notes form an integral part of these financial statements.

BEIJING SINO-US JINCHE YINGANG TECHNOLOGICAL SERVICES LIMITED
COMBINED STATEMENTS OF CASH FLOWS
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------

                                                             Year Ended        Year Ended
                                                             December 31,      December 31,
                                                                 2005              2004
                                                             ------------      ------------
CASH FLOWS (USED FOR) PROVIDED BY OPERATING ACTIVITIES:
     Net (loss) income                                       $   (339,985)     $    383,756
                                                             ------------      ------------

     ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET
       CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
          Depreciation                                             47,172            21,722
          Bad debt                                                 68,376             3,494

     CHANGES IN ASSETS AND LIABILITIES:
          Accounts receivable                                    (864,471)         (786,046)
          Inventories                                            (267,287)           (4,807)
          Prepaid expenses                                       (528,362)          (66,184)
          Due to employees                                        (99,710)          222,101
          Due from employees                                      181,263          (179,292)
          Other current assets                                    (69,237)             (744)
          Other assets                                            (88,465)         (809,300)
          Accounts payable                                        798,227           464,089
          Accrued expenses                                        480,203           241,070
          Income tax payable                                      149,109           250,325
          Due to stockholders                                     (36,630)          128,019
          Other current liabilities                                28,896            24,176
                                                             ------------      ------------

              Total adjustments                                  (200,916)         (491,377)
                                                             ------------      ------------

              Net cash used for operating activities             (540,901)         (107,621)
                                                             ------------      ------------

CASH FLOWS USED FOR INVESTING ACTIVITIES -
     purchases of property, equipment and improvements         (1,094,510)         (210,331)
                                                             ------------      ------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES -
     cash proceeds from capital contributions                   1,631,172              --
                                                             ------------      ------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                           (18,119)             --

NET DECREASE IN CASH AND CASH EQUIVALENTS                          (4,239)         (317,952)
CASH AND CASH EQUIVALENTS, beginning of year                      165,140           483,092
                                                             ------------      ------------

CASH AND CASH EQUIVALENTS, end of year                       $    142,782      $    165,140
                                                             ============      ============

   The accompanying notes form an integral part of these financial statements.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        ORGANIZATION, NATURE OF BUSINESS AND BASIS OF PRESENTATION

              Beijing Sino-US Jinche Yingang Auto Technological Service Limited (the "Company" or "Joint Venture") was formed on August 5, 2005 as a cooperative joint venture organized under the laws of The People's Republic of China ("China"), to engage in the business of automobile painting and repairs, sales of automobile parts, accessories and supplies and sales of automobile insurance in China. The parties to the joint venture are Beijing Jinche Yingang Automobile Services Center ("Jinche"), a corporation duly registered and existing under the laws of the People's Republic of China, Mayflower Auto Group, LLC ("Mayflower"), an entity organized under the laws of the State of Delaware of the United States of America, and Chuen Kin Quek ("Quek"), an individual who is a resident of the State of Massachusetts of the United States of America. Jinche had previously acquired all of the operating assets and business of Beijing Shang Fang Weiye Car Sale Co., Ltd. ("Shang Fang"), which is registered and existing under the laws of the People's Republic of China. Jinche was formed on November 21, 2003 while Shangfang was formed on August 14, 2002. Subsequent to the formation of the Company, management duly registered, and began operating under, the trade name "AutoMart".

              The Company operates automotive repair centers in locations throughout Beijing, China. Operating activities at these centers include the painting and repair of automobiles, sales of automotive parts, accessories and supplies, and the sale of automotive insurance. The Company grants credit to its customers, which are located throughout China, and the Company does not generally require collateral.

              On January 12, 2006, the Company and the Joint Venture's participants entered into a Securities Exchange Agreement with Deep Field Technologies, Inc. ("Deep Field") whereby the Joint Venture's participants will transfer 95% of their interest in the Company to Deep Field in exchange for an aggregate of 116,245,399 Class A Common Stock shares, or 85% of the outstanding shares of Deep Field, and 2,000,000 shares of the Deep Field's Class B Common Stock.

              The closing of the Securities Exchange will occur upon the satisfaction of a number of conditions precedents: (i) stockholder approval of the Securities Exchange by the Company's shareholders,
              (ii) financing in the form of a convertible debenture for not less than $4 million and (iii) the requisite approvals by the People's Republic of China. As of October 4, 2006, the share exchange has not yet been closed.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        ORGANIZATION, NATURE OF BUSINESS AND BASIS OF PRESENTATION (CONTINUED)

              The accompanying financial statements are presented on a combined basis, as if the operations of the entities had been combined to form the Joint Venture as of January 1, 2004, the beginning of the reporting period. These entities have been combined due to their ultimate combined operations through the effectiveness of the Joint Venture Agreement on August 5, 2005, and their common management reporting structure. The statements of operations and comprehensive income (loss) include the operating results of Jinche and ShangFang up to the date of forming the Joint Venture, August 4, 2005, and the operating results of the Company from August 5, 2005 to December 31, 2005. All significant intercompany transactions and accounts are eliminated.

        REVENUE RECOGNITION

              Revenue is recognized upon delivery and acceptance of automobile repair services by its customers and the insurance policies being executed and become effective, provided that the other conditions of sales, as established by the Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 104, are satisfied:

                o  Persuasive evidence of an arrangement exists;
                o Delivery has occurred, upon shipment when title passes, or services have been rendered;
                o  The seller's price to the buyer is fixed or determinable; and
                o  Collectibility is reasonably assured.

              Revenues on automobile repair services are recognized upon the completion of the repair services.

              Sales of auto repair parts and accessories revenues are recognized upon the delivery of the products to the customers.

              Commission revenues on automobile insurances are recognized upon the execution of the insurance policies and such policies being accepted by the insurance companies. The Company bears the risk of the loss of the commission income if the customers cancel the insurance policies prior to commission income being received. Based on the historical information since the inception of its operations, the Company has not experienced any cancellations of policies from its customers or loss of commission income.

              Under SAB 104, question 2 and related answers, the Company has met all the criteria to earn its commissions upon the executions of insurance policies and such policies being accepted by the insurance companies. Accordingly, the Company did not record any allowance for loss of commission.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        CURRENCY REPORTING

              Amounts reported in the accompanying combined financial statements and disclosures are stated in U.S. Dollars, unless stated otherwise. The functional currency of the Company, which accounted for most of the Company's operations, is reported in Renminbi ("RMB"). Foreign currency transactions (outside PRC) during the years ended December 31, 2005, and 2004 are translated into RMB according to the prevailing exchange rate at the transaction dates.

              For the purpose of preparing the financial statements, the assets and liabilities of the Company have been translated into U.S. dollars at the current rate as of December 31, 2005, the contributed capital has been translated into the U.S. dollars at the historical rates and the combined statements of operations
              (loss) have been translated into U.S. dollars at the weighted average rates during the years the transactions were recognized.

              The resulting translation gain (loss) adjustments are recorded as other comprehensive income in the combined statements of operations and comprehensive income and as a separate component of statements of stockholders' equity.

        USE OF ESTIMATES

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        CASH AND CASH EQUIVALENTS

              For purposes of the combined statements of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations. The Company had no cash equivalents at December 31, 2005.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        COMPREHENSIVE INCOME

              Statement on Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. For the years ended December 31, 2005 and 2004, other comprehensive income includes foreign currency translation adjustments.

        FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

              The Company has estimated the fair value amounts of its financial instruments using the available market information and valuation methodologies considered to be appropriate and has determined that the book value of the Company's accounts receivable, inventories, accounts payable, accrued expenses, due to employees, due to stockholders, and income tax payable at December 31, 2005 approximate fair value.

        ACCOUNTS RECEIVABLE

              Accounts receivable consist of amounts due from customers, principally insurance companies, resulting from the repair of automobiles and commission income on executed insurance policies, including amounts billed and to be billed (unbilled). Unbilled revenues totaled $146,125 and $216,792 for the years ended December 31, 2005 and 2004. Unbilled accounts receivable amounted to $148,298 as of December 31, 2005.

              The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade account receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of $73,455 as of December 31, 2005.

        PREPAID EXPENSES

              Prepaid expense consists primarily of prepaid rent expense of repair facilities and corporate office for the year of 2006.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        CONCENTRATION OF CREDIT RISK:

              The Company's revenues are concentrated in the automobile industry which is highly competitive. Significant customer preference changes in the industry or customer requirements, could adversely affect the Company's operating results.

              Financial instruments that potentially subject the Company to concentration of credit risk consist principally of trade accounts receivable. The credit risk in the Company's accounts receivable is mitigated by the fact that the Company performs ongoing credit evaluations of its customers' financial condition and that accounts receivable are primarily derived from large credit-worthy companies throughout the PRC. Historically, the Company has not experienced significant losses related to trade receivables. Generally, no collateral is required.

        MAJOR CUSTOMERS

              During the years ended December 31, 2005 and 2004, 38% and 37%, respectively, of the Company revenues were generated from three customers. Accounts receivable from these three customer totaled $979,223, which represented 61% of the total accounts receivable as of December 31, 2005.

        INVENTORIES

              Inventories consist of merchandise purchased for resale, both directly to customers and indirectly through inclusion in automobile repair services, and are stated at the lower of cost (first-in, first-out) or market. Such reserves are based on the valuation of specific items based on estimates of their marketability. Based on the Company's assessment of estimated market value based upon the assumptions about the future demand of its products and market conditions, no obsolescence reserve was necessary as of December 31, 2005.

        PROPERTY, EQUIPMENT AND IMPROVEMENTS

              Property, equipment and improvements are valued at cost. Depreciation and amortization are computed on the straight-line method based on the estimated useful life of respective assets.

              The estimated service lives of property, equipment, and improvements are as follows:

                      Office equipment                  5 years
                      Repair equipment                 10 years
                      Leasehold improvements           5 to 20 years

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        DEPOSITS

              Deposits consist of amounts paid to insurance companies pursuant to operating agreements requiring such deposits for the right to write automotive insurance policies and process claims for automobile repairs against such policies. Deposits also include rental deposits paid to landlords related to the leased real estate properties.

        LONG-LIVED ASSETS

              In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 144 relates to assets that can be amortized and the life can be determinable. The Company evaluates at each balance sheet dates whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related assets or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less disposal costs. The Company determined that there was no impairment of long-lived assets as of December 31, 2005.

        ADVERTISING

              The Company expenses advertising costs when incurred. The Company incurred $82,642 and $5,804 of advertising expense for the years ended December 31, 2005 and 2004, respectively.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        INCOME TAXES

              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates in the PRC expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Realization of the deferred tax asset is dependent on generating sufficient taxable income in future years.

        SEGMENT REPORTING

              Based on the Company's integration and management strategies, the Company operated in two business segments including auto repairs and sale of auto repair parts and accessories, and auto insurance agent. All of the Company's sales are generated in China and substantially all of the Company's assets are located in China.

        NEW ACCOUNTING PRONOUNCEMENTS

              In March 2005, the SEC released Staff Accounting Bulletin No. 107, "Share-Based Payment" ("SAB 107"), which provides interpretive guidance related to the interaction between SFAS 123(R) and certain SEC rules and regulations. It also provides the SEC staff's views regarding valuation of share-based payment arrangements. In April 2005, the SEC amended the compliance dates for SFAS 123(R), to allow companies to implement the standard at the beginning of their next fiscal year, instead of the next reporting period beginning after June 15, 2005. Management is currently evaluating the impact SAB 107 will have on the financial statements.

              In May 2005, the FASB issued FASB Statement No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This new standard replaces APB Opinion No. 20, ACCOUNTING CHANGES, and FASB Statement No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and represents another step in the FASB's goal to converge its standards with those issued by the IASB. Among other changes, Statement 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. Statement 154 also provides that (1) a change in method of depreciating or amortizing a long-lived nonfinancial asset be accounted for as a change in estimate (prospectively) that was effected by a change in accounting principle, and (2) correction of errors in previously issued financial statements should

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

              be termed a "restatement." The new standard is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Early adoption of this standard is permitted for accounting changes and correction of errors made in fiscal years beginning after June 1, 2005. Management believes that changes resulting from adoption of the FASB will not have a material effect on the financial statements taken as a whole.

              In June 2005, the EITF reached a consensus on Issue 05-6, "Determining the Amortization Period for Leasehold Improvements," which requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase. EITF 05-6 is effective for periods beginning after June 29, 2005. Earlier application is permitted in periods for which financial statements have not been issued. The adoption of this Issue did not have an impact on the Company's financial statements.

              In February 2006, the FASB decided to move forward with the issuance of a final FSP FAS 123R-4 Classification of Options and Similar Instruments Issued as Employee Compensation That Allow for Cash Settlement upon the Occurrence of a Contingent Event. The guidance in this FSP FAS 123R-4 amends paragraphs 32 and A229 of FASB Statement No. 123R to incorporate the concept articulated in footnote 16 of FAS 123R. That is, a cash settlement feature that can be exercised only upon the occurrence of a contingent event that is outside the employee's control does not meet the condition in paragraphs 32 and A229 until it becomes probable that the event will occur. Originally under FAS 123R, a provision in a share-based payment plan that required an entity to settle outstanding options in cash upon the occurrence of any contingent event required classification and accounting for the share based payment as a liability. This caused an issue under certain awards that require or permit, at the holder's election, cash settlement of the option or similar instrument upon (a) a change in control or other liquidity event of the entity or (b) death or disability of the holder. With this new FSP, these types of cash settlement features will not require liability accounting so long as the feature can be exercised only upon the occurrence of a contingent event that is outside the employee's control (such as an initial public offering) until it becomes probable that event will occur. The guidance in this FSP shall be applied upon initial adoption of Statement 123R. An entity that adopted Statement 123R prior to the issuance of the FSP shall apply the guidance in the FSP in the first reporting period beginning after February 2006. Early application of FSP FAS 123R-4 is permitted in periods for which financial statements have not yet been issued. The Company does not anticipate that this new FSP will have any material impact upon its financial condition or results of operations.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

              In February 2006, the Financial Accounting Standards Board issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140." SFAS No. 155 simplifies the accounting for certain hybrid financial instruments, eliminates the FASB's interim guidance which provides that beneficial interests in securitized financial assets are not subject to the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and eliminates the restriction on the passive derivative instruments that a qualifying special-purpose entity may hold. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, however, early adoption is permitted for instruments acquired or issued after the beginning of an entity's fiscal year in 2006. The Company is evaluating the impact of this new pronouncement to its financial position and results of operations or cash flows.

              In March 2006, the FASB issued SFAS No. 156 ("FAS 156"), "Accounting for Servicing of Financial Assets--An Amendment of FASB Statement No. 140." Among other requirements, FAS 156 requires a company to recognize a servicing asset or servicing liability when it undertakes an obligation to service a financial asset by entering into a servicing contract under certain situations. Under FAS 156 an election can also be made for subsequent fair value measurement of servicing assets and servicing liabilities by class, thus simplifying the accounting and provide for income statement recognition of potential offsetting changes in the fair value of servicing assets, servicing liabilities and related derivative instruments. The Statement will be effective beginning the first fiscal year that begins after September 15, 2006. The Company does not expect the adoption of FAS 156 will have a material impact on our financial position or results of operations.

              In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." This interpretation requires companies to determine whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. FIN 48 provides guidance on de-recognition, classification, accounting in interim periods and disclosure requirements for tax contingencies. FIN 48 is effective for fiscal years beginning after December 15, 2006. The differences between the amounts recognized in the statements of financial position prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The Company is evaluating the impact of this new pronouncement to its financial position and results of operations or cash flows.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(1)     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

        NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

              In September 2006, the SEC released Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB 108 provides interpretive guidance on the SEC's views regarding the process of quantifying materiality of financial statement misstatements. SAB 108 is effective for fiscal years ending after November 15, 2006, with early application for the first interim period ending after November 15, 2006. The Company does not expect the adoption of SAB 108 will have a material impact on its financial position or results of operations.

              In September 2006, the FASB issued Statement No. 157, "Fair Value Measurements." SFAS 157 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is evaluating the impact of this new pronouncement to its financial position and results of operations or cash flows.

              In September 2006, the FASB issued Statement No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)." SFAS 158 requires companies to recognize the overfunded or underfunded status of a defined benefit post-retirement plan as an asset or liability in its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income, effective for fiscal years ending after December 15, 2006. SFAS 158 also requires companies to measure the funded status of the plan as of the date of its fiscal year-end, with limited exceptions, effective for fiscal years ending after December 15, 2008. The Company does not expect the adoption of SFAS 158 will have a material impact on our financial position or results of operations, as the Company does not currently have any defined benefit pension or other post-retirement plans.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(2)     PROPERTY, EQUIPMENT, AND IMPROVEMENTS:

        A summary as of December 31, 2005 is as follows:



              Office equipment                                       $   153,362
              Repair equipment                                           148,852
              Leasehold improvements                                   1,253,481
                                                                     -----------

                                                                       1,555,695
              Less accumulated depreciation and amortization              70,575
                                                                     -----------

                                                                     $ 1,485,120
                                                                     ===========

        Depreciation and amortization expense for property, equipment, and improvements amounted to $47,172 and $21,722, for the years ended December 31, 2005 and 2004, respectively.


(3)     ACCRUED EXPENSES:

        Accrued expenses as of December 31, 2005 consist of the following:



              Accrued payroll                                        $     9,297
              Welfare payable                                             54,515
              Value added tax payable                                    488,276
              Accrued payable for leasehold improvements and
                 fixed assets                                            268,531
              Other accrued expenses                                     142,759
                                                                     -----------

                                                                     $   963,378
                                                                     ===========

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(4)     INCOME TAXES:

        The income tax provision amounted to $149,109 and $250,325, respectively, for the years ended December 31, 2005 and 2004 (an effective rate of -78.2% for 2005 and 39.5% for 2004). A reconciliation of the provision for income taxes with amounts determined by applying the statutory China federal income tax rate to income before income taxes is as follows:

                                                                       2005           2004
                                                                    ----------     ----------
              Computed tax at federal statutory rate of 33%         $     --       $  209,246
              Entertainment                                               --            1,005
              Non-deductible salaries and fringe benefits                 --           40,074
              Taxes on profit in Shang Fang and Jinche prior to
                contribution to the joint venture                      149,109           --
                                                                    ----------     ----------

                                                                    $  149,109     $  250,325
                                                                    ==========     ==========

        The components of provision for the income taxes are as follows:

                                                                       2005           2004
                                                                    ----------     ----------
              Current                                               $  149,109     $  250,325
              Deferred                                                    --             --
                                                                    ----------     ----------
                                                                    $  149,109     $  250,325
                                                                    ==========     ==========

        The Company discovered errors in its income tax computations and filings for 2005 and 2004. The Company consulted a certified tax advisor to review their revised computations, and assist in communicating the revised computations to the tax authorities. The tax advisor has advised the Company to pay all of the additional taxes related to 2005 and 2004 tax years on or before March 31, 2007, the reporting date for the Company's tax filings for 2006, to avoid any interest and penalties. Accordingly, no interest and penalties can be estimated, if any, and accordingly have been accrued. However, there can be no assurance that this action by the Company will ultimately avoid interest and penalties.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There are no significant components of the Company's deferred tax assets and liabilities as of December 31, 2005.

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(5)     SEGMENT REPORTING:

        The Company is structured as two distinct business units: Auto repair service and repair part sales, and auto insurance agent. Performance is evaluated and resources allocated based on specific segment requirements and measurable factors. Management uses the Company's internal statements of operations to evaluate each business unit's performance.

        Summarized operational results for the two segments for the years ended December 31, 2005 and 2004 are presented below:

                                                                  2005             2004
                                                              ------------     ------------
              Net revenues:

                Auto repair service and repair part sales     $  8,879,763     $  4,296,790
                Commissions on auto insurance sales                419,122          837,532
                                                              ------------     ------------

                                                              $  9,298,885     $  5,134,322
                                                              ============     ============


                                                                  2005             2004
                                                              ------------     ------------
              Net income (loss):

                Auto repair service and repair part sales     $     23,942     $     41,784
                Commissions on auto insurance sales                 15,366          341,972
                Merger cost                                       (379,293)            --
                                                              ------------     ------------

                                                              $   (339,985)    $    383,756
                                                              ============     ============

              Identifiable assets:                                                As of
                                                                               December 31,
                                                                                   2005
                                                                               ------------
                Auto repair service and repair part sales                      $  3,464,204
                Auto insurance agent                                              1,645,557
                                                                               ------------
                                                                               $  5,109,761
                                                                               ============

BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND FOR THE
  YEARS ENDED DECEMBER 31, 2005 AND 2004
--------------------------------------------------------------------------------

(6)     COMMITMENTS:

        The Company leases certain facilities under various long-term noncancellable and month-to-month leases. These leases are accounted for as operating leases. Rent expense amounted to $345,050 and $179,535 for the years ended 2005 and 2004, respectively.

        A summary of the future minimum annual rental commitments under the operating leases is as follows:

              Year ending December 31,
                  2006                                              $  1,203,649
                  2007                                                 1,226,469
                  2008                                                 1,201,434
                  2009                                                 1,100,395
                  2010                                                 1,056,581
                  2011 and thereafter                                  5,480,664
                                                                    ------------

              Total minimum lease payments                          $ 11,269,192
                                                                    ============